                                                                   EXHIBIT 10.46



                        COLLATERAL ASSIGNMENT AGREEMENT
                        -------------------------------


          THIS COLLATERAL ASSIGNMENT AGREEMENT (this "Agreement") dated as of August 15, 1995, between PACIFIC PAY VIDEO LIMITED, a corporation organized under the laws of the State of California, as assignor (the "Assignor"), and THE
                                                             --------
CHASE MANHATTAN BANK, N.A., as collateral agent (the "Assignee") for the benefit
                                                      --------
of the Noteholders. Unless otherwise defined herein, capitalized terms used herein shall have the meanings provided in the Note Agreement, as defined below.


                             W I T N E S S E T H :
                             - - - - - - - - - -


          WHEREAS, MagiNet Corporation (the "Company") has entered into the Note Agreement dated as of August 15, 1995 with certain U.S. financial institutions, providing for the issuance and sale of up to $30,000,000 aggregate principal amount of its 10.5% Senior Secured Notes and the issuance of warrants (the "Note Agreement");

          WHEREAS, the Company, the Assignee and the Purchasers have entered into the Appointment Agreement dated as of August 15, 1995 (the "Appointment Agreement") providing for the appointment of The Chase Manhattan Bank, N.A. to act as collateral agent for the benefit of the Noteholders under the Security Documents (including this Agreement);

          WHEREAS, it is a condition precedent under the Note Agreement to each Purchaser's obligation to purchase and pay for the Notes and to accept the Warrants to be issued under the Note Agreement that the Assignor shall have executed and delivered to the Assignee this Agreement;

          WHEREAS, the Assignor desires to execute this Agreement to satisfy the conditions described in the preceding paragraphs and to induce the Purchasers to enter into the Note Agreement and to purchase and pay for the Notes and the Warrants (and to induce any future Noteholders so to do);

          NOW, THEREFORE, in consideration of the benefits accruing to the Assignor and the Company, the receipt and sufficiency of which are hereby acknowledged, the Assignor hereby makes the following representations and warranties to the Assignee and hereby covenants and agrees with the Assignee as follows:

   1.  Grant of Security Interest.  Assignor hereby grants to Assignee a
       --------------------------
security interest in the contract and related items described in Paragraph 2 below (the "Collateral") for the benefit of the Assignee as collateral trustee for the Noteholders to secure (i) the payment due of the principal of and interest in respect of the Notes and payment of all other obligations and liabilities

                                                                       EXHIBIT E
                                                               TO NOTE AGREEMENT



                        Collateral Assignment Agreement
                        also appears as Exhibit 10.46
                        to this Registration Statement

                        COLLATERAL ASSIGNMENT AGREEMENT
                        -------------------------------


          THIS COLLATERAL ASSIGNMENT AGREEMENT (this "Agreement") dated as of August 15, 1995, between PACIFIC PAY VIDEO LIMITED, a corporation organized under the laws of the State of California, as assignor (the "Assignor"), and THE
                                                             --------
CHASE MANHATTAN BANK, N.A., as collateral agent (the "Assignee") for the benefit
                                                      --------
of the Noteholders. Unless otherwise defined herein, capitalized terms used herein shall have the meanings provided in the Note Agreement, as defined below.


                             W I T N E S S E T H :
                             - - - - - - - - - -


          WHEREAS, MagiNet Corporation (the "Company") has entered into the Note Agreement dated as of August 15, 1995 with certain U.S. financial institutions, providing for the issuance and sale of up to $30,000,000 aggregate principal amount of its 10.5% Senior Secured Notes and the issuance of warrants (the "Note Agreement");

          WHEREAS, the Company, the Assignee and the Purchasers have entered into the Appointment Agreement dated as of August 15, 1995 (the "Appointment Agreement") providing for the appointment of The Chase Manhattan Bank, N.A. to act as collateral agent for the benefit of the Noteholders under the Security Documents (including this Agreement);

          WHEREAS, it is a condition precedent under the Note Agreement to each Purchaser's obligation to purchase and pay for the Notes and to accept the Warrants to be issued under the Note Agreement that the Assignor shall have executed and delivered to the Assignee this Agreement;

          WHEREAS, the Assignor desires to execute this Agreement to satisfy the conditions described in the preceding paragraphs and to induce the Purchasers to enter into the Note Agreement and to purchase and pay for the Notes and the Warrants (and to induce any future Noteholders so to do);

          NOW, THEREFORE, in consideration of the benefits accruing to the Assignor and the Company, the receipt and sufficiency of which are hereby acknowledged, the Assignor hereby makes the following representations and warranties to the Assignee and hereby covenants and agrees with the Assignee as follows:

   1.  Grant of Security Interest.  Assignor hereby grants to Assignee a
       --------------------------
security interest in the contract and related items described in Paragraph 2 below (the "Collateral") for the benefit of the Assignee as collateral trustee for the Noteholders to secure (i) the payment due of the principal of and interest in respect of the Notes and payment of all other obligations and liabilities

(including without limitation indemnities, premium, if any, fees and interest thereon) of the Company, now existing or hereafter incurred under, arising out of or in connection with the Note Agreement, each Note or any other Note Document (other than the Warrants) and (ii) the due performance and compliance with the terms of the Note Documents (other than the Warrant) by the Company (all such principal, interest, obligations and liabilities, collectively, the "Secured Obligations"). In no event solely as a consequence of the grant of
 -------------------
this security interest shall the Assignee be liable for any obligations and/or amounts owing to On Command Video Corporation pursuant to the terms of the Technology License Agreement; provided that nothing in this sentence shall diminish the obligation of a transferee of the rights under the Technology License Agreement pursuant to Section 6 of this Agreement to pay royalties thereunder.

   2.   Collateral.  The Collateral shall consist of all right and interest of
        ----------
Assignor in and to (A) all of Assignor's right and interest in the Technology License Agreement as now or hereafter amended, modified or supplemented, in accordance with the terms hereof and the Note Agreement and (B) all proceeds of the foregoing collateral, including whatever is receivable or received when the foregoing collateral is sold, collected, assigned, exchanged or otherwise disposed of, whether such disposition is voluntary or involuntary.

   3.   Representations and Warranties.  Assignor hereby represents and warrants
        ------------------------------
that: (i) except as disclosed in Annex A, Assignor has a valid interest in the Collateral and that no other person has any right, title, claim or interest (by way of security interest or other lien or charge or otherwise) in, against or to the Collateral, (ii) it has full power, authority and legal right to assign its right and interest in the Collateral pursuant to this Agreement; and (iii) other than registrations or filings described in Annex B hereto (all of which have been made prior to the date hereof or will be made within the relevant statutory period) no consent, filing, recording or registration is required to perfect the Lien purported to be created by this Agreement.

   4.   Covenants of the Assignor.  The Assignor covenants and agrees that (i)
        -------------------------
it will defend the Assignee's right, title and Lien in and to the Collateral against the claims and demands of all Persons, (ii) it will procure, execute and deliver from time to time any endorsements, assignments, financing statements and other writings deemed reasonably necessary or appropriate to perfect, maintain and protect the Assignee's security interest hereunder and the priority thereof (iii) except as otherwise permitted by Sections 8.1 and 8.8 of the Note Agreement, it will not sell, encumber, or otherwise dispose of or transfer the Collateral or right or interest therein except as hereinafter provided, and to keep the Collateral free of all levies and security interests or other liens or charges except those approved in writing by the Required Holders and Permitted Liens, (iv) except as otherwise permitted by Section 8.11 of the Note Agreement, it will not amend, modify or supplement the Technology License Agreement and (v) it will duly fulfill all obligations on its part to be fulfilled under or in connection with the Technology License Agreement and will do nothing to impair the rights of the Assignor in respect of the Collateral.

   5.   Authorized Action by Assignee.  Effective upon and during the
        -----------------------------
continuance of an Event of Default, Assignor hereby irrevocably appoints Assignee as its attorney-in-fact to do (but Assignee shall not be obligated to and shall incur no liability to Assignor or any third party for failure so to
do) any act which Assignor is obligated by this Agreement to do, and to cure a failure by Assignor to perform its obligations under the Technology License Agreement and, after an Event of Default and upon acceleration of the Notes in accordance with the terms of the Note

Agreement, to exercise such rights and powers as Assignor might exercise with respect to the Collateral, including, without limitation, to the extent permitted by law and the terms of the Technology License Agreement, the right to
(i) collect by legal proceedings or otherwise and endorse, receive and receipt for proceeds and other sums and property now or hereafter payable on or on account of the Collateral, (ii) enter into any extension or other agreement pertaining to, or deposit, surrender, accept, hold or apply other property in exchange for the Collateral, (iii) transfer the Collateral to its own or its nominee's name, and (iv) make any compromise or settlement, and take any action it deems advisable, with respect to the Collateral. Assignor agrees to reimburse Assignee upon demand for any costs and expenses, including, without limitation, attorneys' fees, Assignee may incur while acting as Assignor's attorney-in-fact hereunder, all of which costs and expenses are included in the Secured Obligations secured hereby. Assignee shall not be required to make any presentment, demand or protest, or give any notice and need not take any action to preserve any rights against any prior party or any other person in connection with the Secured Obligations or with respect to the Collateral.

   6.   Default and Remedies.  Assignor shall be deemed in default under this
        --------------------
Agreement upon the occurrence of an Event of Default. Upon the occurrence and continuance of an Event of Default, Assignee may, at its option, and without notice to or demand on Assignor and in addition to all rights and remedies available to Assignee under any guaranty, this Agreement or any agreement with Assignor, or by law, do any one or more of the following: (i) enforce Assignee's security interest in any manner permitted by law, or provided for in this Agreement, (ii) sell, transfer, assign or otherwise dispose of any Collateral, for cash or credit or future delivery, on such terms and in such manner as Assignee may determine; and (iii) recover from Assignor all costs and expenses, including, without limitation, reasonable attorneys' fees, incurred or paid by Assignee in exercising any right, power or remedy provided by any guaranty, this Agreement, any agreement with Assignor, or by law.

   7.   Termination; Release.  Upon:
        --------------------

        (a) the receipt by the Assignee of a certificate, satisfactory to the Assignee executed by each Noteholder certifying that the conditions set forth in Section 5.3 of the Note Agreement to the release of the Collateral have been satisfied; or

        (b) the date on which the Secured Obligations have been discharged in full;

this Agreement shall terminate, and the Assignee, at the written request and expense of the Assignor, will promptly execute and deliver to the Assignor a proper instrument or instruments acknowledging the satisfaction and termination of this Agreement, and will duly assign, transfer and deliver to the Assignor, without recourse and without any representation or warranty, such of the Collateral as may be in the possession of the Assignee and has not theretofore been sold or otherwise applied or released pursuant to this Agreement, together with any moneys at the time held by the Assignee hereunder.

   8.   Cumulative Rights.  The rights, powers and remedies of Assignee under
        -----------------
this Agreement shall be in addition to all rights, powers and remedies given to Assignee by virtue of any statute or rules of law, or any agreement, all of which rights, powers and remedies shall be cumulative and may be exercised successively or concurrently without impairing Assignee's security interest in the Collateral.

   9.   Amendment; Waiver.  Any forbearance or failure or delay by Assignee in
        -----------------
exercising any right, power or remedy shall not preclude the further exercise thereof, and every right, power or remedy of Assignee shall continue in full force and effect until such right, power or remedy is specifically waived in a writing executed by Assignee. Assignor waives any right to require Assignee to proceed against any person or to pursue any remedy in Assignee's power. This Agreement may be changed, waived, discharged or terminated only by an instrument in writing in accordance with Section 11.3 of the Note Agreement.

   10.  Binding Upon Successors.  All rights of Assignee under this Agreement
        -----------------------
shall inure to the benefit of its successors and (subject to the prior written consent of On Command Video Corporation) assigns, and the Secured Obligations of Assignor shall bind its heirs, executors, administrators, successors and assigns; provided, however, that the Assignor may not, without the prior written
         --------  -------
consent of the Assignee (acting on the instructions of all the Noteholders), assign or transfer any of its rights or obligations under this Agreement. The Assignee may transfer, assign or grant its rights hereunder in connection with an assignment or transfer of all or any part of its interest in and rights under this Agreement pursuant to the provisions of Section 11 of the Appointment Agreement.

   11.  Severability.  If any of the provisions of this Agreement shall be held
        ------------
invalid or unenforceable, this Agreement shall be construed as if not containing those provisions and the rights and obligations of the parties hereto shall be construed and enforced accordingly. If any agreement or obligation contained in this Agreement shall be held to be in violation of law, then such agreement or obligation shall be deemed to be the agreement or obligation of the party hereto to the full extent permitted by law.

   12.  Choice of Law.  This Agreement is a contract made under the laws of the
        -------------
State of New York of the United States and shall for all purposes be construed and enforced in accordance with, and the rights of parties shall be governed by, the laws of such State and except as otherwise defined herein, terms used herein shall have the meanings given them in the New York Uniform Commercial Code.

   13.  Notice.  Any written notice, consent or other communication provided for
        ------
in this Agreement shall be delivered or sent in accordance with Section 11.10 of the Note Agreement, provided that, for this purpose, the address of the Assignor and the Assignee shall be as follows:

   If to the Assignor:

        405 Tasman Drive
        Sunnyvale, California 94089

        Attention:   Chief Financial Officer
        Facsimile:   408 734 1687

   With a copy to:

        On Command Video Corporation
        3301 Olcott
        Santa Clara, California 95054

        Facsimile:  408 496 0668

   If to the Assignee:

        The Chase Manhattan Bank, N.A.
        Corporate Trust Administration
        4 Chase Metro Tech Center
        Third Floor
        Brooklyn, New York 11245

        Facsimile:  718 292 5885

or sent to the Assignee at such other address as it may designate for itself by notice given in accordance with this Section 13.

   14.  Consent to Jurisdiction; Service of Process.  For the purposes of
        -------------------------------------------
assuring that the Assignee and the Noteholders may enforce their respective rights under this Agreement, the Assignor for itself and its successors and assigns, hereby irrevocably (i) agrees that any legal or equitable action, suit or proceeding against the Assignor arising out of or relating to this Agreement or the Note Documents or any transaction contemplated hereby or the subject matter of any of the foregoing may be instituted in any state or Federal court in the Borough of Manhattan in the State of New York, (ii) waives any objection which it may now or hereafter have to the venue of any action, suit or proceeding in the State of New York or any claim of forum non conveniens in the
                                                    --------------------
State of New York, and (iii) irrevocably submits itself to the non-exclusive jurisdiction of any state or Federal court of competent jurisdiction in the Borough of Manhattan in the State of New York for purposes of any such action, suit or proceeding. Without limiting the foregoing, the Assignor hereby appoints, in the case of any such action or proceeding brought in the courts of or in the State of New York, CT Corporation System, with offices on the date hereof at 1633 Broadway, New York, New York 10019, to receive, for it and on its behalf, service of process in the State of New York with respect thereto, provided the Assignor may appoint any other person, reasonably acceptable to the Assignee (acting on the instructions of the Required Holder(s)), with offices in the State of New York to replace such agent for service of process upon delivery to the Noteholders of a reasonably acceptable agreement of such new agent agreeing so to act. The Assignor agrees that service of process by means of notice (as provided in Section 11.10 of the Note Agreement) of any such action, suit or proceeding with respect to any matter as to which it has submitted to jurisdiction as set forth in this Section 14 shall be taken and held to be valid personal service upon it.

   15.  Counterparts.  This Agreement may be executed in one or more
        ------------
counterparts, and each of which when so executed and delivered shall be deemed an original for all purposes but all of which together shall constitute but one and the same instrument.

          IN WITNESS WHEREOF, the Assignor and the Assignee have caused this Collateral Assignment Agreement to be executed by their duly elected officers duly authorized as of the date first above written.



                         PACIFIC PAY VIDEO LIMITED,
                          as Assignor


                          By /s/ James A. Barth
                            -------------------------
                          Name: James A. Barth
                          Title: Chief Financial Officer


                          THE CHASE MANHATTAN BANK, N.A.,
                           as Assignee

                          By /s/ Rossana E. Abueua
                            -------------------------
                          Name: Rossana E. Abueua
                          Title: Second Vice President



                            APPROVAL AND AGREEMENT

   The undersigned, being the licensor under the Technology License Agreement referred to in the foregoing Collateral Assignment Agreement, hereby approves said Collateral Assignment Agreement and the assignment of the Technology License Agreement thereunder for all purposes of said Collateral Assignment Agreement subject to the terms and conditions of the Technology License Agreement.


                          ON COMMAND VIDEO CORPORATION

                          By /s/ Robert Snyder
                            -------------------------
                          Name: Robert Snyder
                          Title: President



                                  Schedule A
                                      to
                     Agreement of Assignment as Collateral


New York Life Insurance Company
51 Madison Avenue
New York, NY 10010

The Mutual Life Insurance Company of New York
1740 Broadway, 11th Floor
New York, NY 10019

Namtor BVC LP
311 South Wacker Drive,
Suite 4190
Chicago, IL 60606

Waslic Company II
c/o Ft. Washington Investment Advisors
400 Broadway
Cincinnati, OH 45202


                                  APPENDIX A
                    to Agreement of Assignment as Collateral
               Form of a Letter of Confirmation under Section 18
               -------------------------------------------------


                                           Date:              ,19__


The Chase Manhattan Bank, N.A.
as the Agent for the Noteholders (as Assignees)


Re: Noteholders of the Notes issues by MagiNet Corporation pursuant to the Note Agreement dated August 15, 1995 and Assignees of the Agreement of Assignment as Collateral referred to below
     --------------------------------------------------------

Dear Sirs:

We refer to the Agreement of Assignment as Collateral dated August 15, 1995 (as amended to date, "Assignment as Collateral") made between you as the Agent and an Assignee, the Purchasers and us. All Capitalized terms defined or used herein and not otherwise defined herein shall have the same meanings specified in the Assignment as Collateral.

We understand that the current Noteholders, and accordingly the current Assignees (excluding you), are those listed below and confirm that all security interests created or to be created under the Assignment as Collateral are effective for the benefit of you and such other Assignees as if they all were Assignees on the date the Assignment as Collateral was first executed.



                                                Very truly yours,

                                                MagiNet Corporation


                                                ______________________
                                                (Authorized Signatory)


(List of Assignees):